March 11, 2010 New York Stock Exchange Exhibit 99.2

Cautionary Statement
                                                      Outlooks, projections, estimates, targets, business plans, and other statements of future events or conditions in this presentation or the subsequent discussion period are forward-looking statements.  Actual future results, including demand growth and mix; ExxonMobil’s own production growth and mix; the amount and mix of capital expenditures; resource additions and recoveries; finding and development costs; project plans, timing, costs, and capacities; revenue enhancements and cost efficiencies; industry margins; margin enhancements and integration benefits; product mix; the impact of technology; and benefits of the XTO Energy transaction could differ materially due to a number of factors. These include changes in long-
term oil or gas prices or other market conditions affecting the oil, gas, and petrochemical industries; reservoir performance; timely completion of development projects; war and other political or security disturbances;
changes in law or government regulation; the outcome of commercial negotiations; the actions of competitors;
unexpected technological developments; the occurrence and duration of economic recessions; unforeseen technical difficulties; our ability to integrate effectively XTO Energy's business with our own; and other factors discussed here and under the heading "Factors Affecting Future Results" in the Investors section of our Web site at exxonmobil.com.  See also Item 1A of ExxonMobil’s 2009 Form 10-K.  Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date.
                                            References to resources, resource base, recoverable resources, and similar terms include quantities of oil and gas that are not yet classified as proved reserves but that we believe will likely be moved into the proved reserves category and produced in the future. Unless otherwise noted, "proved reserves"
discussed in this presentation are presented on ExxonMobil's basis using the same prices and costs we use to make investment decisions, not the SEC basis that uses historical costs.  For definitions of, and information regarding, reserves, return on average capital employed, normalized earnings, cash flow from operations and asset sales, and other terms used in this presentation, including information required by SEC Regulation G, see the "Frequently Used Terms" posted on the Investors section of our Web site. The Financial and Operating
Review on our Web site also shows ExxonMobil's net interest in specific projects.
Frequently Used Terms.
Forward-Looking Statements.

9 AM Welcome David Rosenthal
Vice President, Investor Relations
Corporate  Rex Tillerson
Chairman and CEO
Upstream Mark Albers
Senior Vice President
Andy Swiger
Senior Vice President
Downstream Don Humphreys
Senior Vice President
Mike Dolan
Senior Vice President
Chemical Mike Dolan
Senior Vice President
Break
Summary Remarks Rex Tillerson
Chairman and CEO
Q&A
12 PM Meeting Concludes
Agenda Agenda

Rex Tillerson Chairman and CEO Corporate Overview 4

2009 Results
* Includes dividends and share purchases to reduce shares outstanding
**Determined on ExxonMobil’s basis and including asset sales
ExxonMobil delivered strong results during a year of significant challenges.
Industry-leading safety performance
Solid financial performance
• Earnings $19.3 B
• ROCE 16%
• Cash flow from operations
and asset sales $30 B
Total distributions to
shareholders* $26 B
Capex $27 B
Reserves replacement** 133%
Total shareholder return -12.6%

0.0
0.1
0.2
0.3
0.4
'05 '06 '07 '08 '09
Safety
2009 safety performance
continued to lead the industry
Our Vision:
Nobody Gets Hurt
Committed to maintaining and
improving our performance
Lost Time Incident Rate
U.S. petroleum industry
contractor benchmark*
U.S. petroleum industry
employee benchmark*
Employee
Contractor
Incidents per 200K hours
We achieved best-ever lost time incident rates for our combined employee and contractor workforce in 2009.
* 2009 industry data not available

0
2
4
6
8
'05 '06 '07 '08 '09
Strong environmental management
Improving energy efficiency
Reducing flaring, spills, and
releases
Protect Tomorrow.  Today.
Hydrocarbon Flaring from
Upstream Oil and Gas Production
Environmental Performance
We are committed to reducing our impact on the environment while expanding energy supplies needed to fuel economic growth.
Million Metric Tons

0
10
20
30
40
50
'05 '06 '07 '08 '09
Earnings
Industry-leading results in
all business segments
Commitment to
operational excellence
Capitalizing on
competitive advantages
ExxonMobil earned $19.3 billion in 2009 during a period of volatile and challenging industry conditions.
Earnings Excluding Special Items
$ B
Upstream
Downstream
Chemical
Earnings
Upstream
Downstream
Chemical
Earnings

0
5
10
15
20
25
XOM CVX RDS BP
Return on Capital Employed
Strength of integrated portfolio
Consistent execution of
business model
Disciplined investment through
the business cycle
Return on Average Capital Employed*
Upstream
Downstream
Chemical
Percent
* Competitor data estimated on a consistent basis with ExxonMobil, and based on public information
Our 2009 ROCE continued to lead industry across all business segments.

Cash Flow
$28.4 billion in 2009
Reduction in-line with lower
commodity prices and margins
Funded all attractive
investments and dividends
* Excludes asset sales
Cash Flow from Operating Activities*
$ B
Strong cash flows underpin our investment plans and shareholder distributions.
0
10
20
30
40
50
60
'05 '06 '07 '08 '09

0
5
10
15
20
25
30
'05 '06 '07 '08 '09
Capex
Capex by Business Line
$ B
We invested record levels of Capex, despite the economic downturn, growing the business for the long term.
Invested over $110 billion
during the past five years
Maintained capital efficiency
Executing business plans
Upstream
Downstream
Chemical

Dividends
Dividend growth through the cycle
Per share increase of 57%
over the last five years
• Average growth 9.4% per year
• U.S. inflation average
2.6% per year*
Annual per share increases
since 1983
We provide reliable and growing dividends through the business cycle.
Dividends per Share
$
0.00
0.45
0.90
1.35
1.80
'05 '06 '07 '08 '09
* All Urban CPI, compound annual growth rate 2004-2009

Share Purchases
$119 billion distributed over
the last five years
Reduced shares outstanding by
26% since the beginning of 2005
Effective way to distribute
value for shareholders
In 2009, we distributed $18 billion to shareholders through share purchases.
Cumulative Purchases to
Reduce Shares Outstanding
0
30
60
90
120
'05 '06 '07 '08 '09
$ B

-20
-10
0
10
20
30
40
Production Proved
Reserves
Refinery
Throughput
Increasing Ownership
Strong per share growth in
key business metrics
Ahead of competition
Growth per Share Since 2005*
Strong business results and share purchases increase per share ownership for our shareholders.
Percent
XOM
BP
CVX
RDS
**
* Competitor data estimated on a consistent basis with ExxonMobil, and based on public information
** Reserves based on SEC pricing bases, including oil sands and equity companies; 2008 reserves data used for competitors as 2009 data not yet available

0
10
20
30
40
50
'05 '06 '07 '08 '09
Value per Share
2009 EPS $3.98 per share
EPS 44% higher than
without share purchases*
Ongoing benefit to all shareholders
Percent
Impact of Share Purchases on EPS
Since ExxonMobil Merger
Earnings per share is enhanced by our share purchase program.
* Average shares outstanding reduced 30.4% since beginning of 2000

Business Environment
Financial markets stabilizing
Pace of economic recovery uncertain
Near-term supply / demand balance linked to economic recovery
Uncertain commodity prices and depressed margins
Some competitors re-evaluating near-term business plans
ExxonMobil is well-positioned for the unique set of challenges and opportunities in the current business environment.

Energy Demand to 2030
Global energy mix will remain
relatively stable to 2030
• Fossil fuels continue to provide
Strong growth in natural gas
• Driven by power generation
Energy Demand
Quadrillion BTUs
0
50
100
150
200
250
300
Oil Coal Gas Other*
'05–'30
Annual Growth
Rate to 2030
0.5%
1.8%
1.2%
1.9%
* Other includes nuclear, hydro, geothermal, biomass, wind, solar, and biofuels
'30 '05 '30 '05 '30 '05 '30 '05 '30 '05 '30 '05 '30 '05 '30 '05
Total
Energy
Growth
0.8%
Global energy demand is expected to grow almost 35% by 2030 – led by economic progress in developing nations – even with large efficiency gains.
about 80% of the world’s energy

Energy Demand to 2030
Global energy mix will remain
relatively stable to 2030
• Fossil fuels continue to provide
about 80% of the world’s energy
Strong growth in natural gas
• Driven by power generation
Energy savings in 2030 about twice
the growth in projected energy use
Energy Demand
Quadrillion BTUs
0
50
100
150
200
250
300
Oil Coal Gas Other*
'05–'30 '30
Annual Growth
Rate to 2030
0.5%
1.8%
1.2%
1.9%
* Other includes nuclear, hydro, geothermal, biomass, wind, solar, and biofuels
'30 '05 '30 '05 '30 '05 '30 '05 '30 '05 '30 '05 '30 '05 '30 '05
Total
Energy
Growth
Annual
Energy
Savings
0.8%
Global energy demand is expected to grow almost 35% by 2030 – led by economic progress in developing nations – even with large efficiency gains.

0
5
10
15
20
25
30
'08 '09 '10 '11 - '14
Average
Investment Plan
$ B
Capex by Business Line
Estimate
Estimate Range
Progressing large inventory of
high -quality projects
Aggressively pursuing cost
reduction opportunities
Delivering advantaged projects
Upstream Upstream
Downstream Downstream
Chemical / Other Chemical / Other
ExxonMobil is committed to investing through the business cycle. We expect to invest $25 to $30 billion per year through 2014.

ExxonMobil Strengths
Portfolio quality
Global integration
Discipline and consistency
Value maximization
Long-term perspective
Industry leadership
through the
business cycle
ExxonMobil’s strengths form the foundation of our business and sustain our success.
Underpinned by superior technology, organization, and financial strength

Upstream Overview Mark Albers Senior Vice President Andy Swiger Senior Vice President 21

2009 Upstream Highlights
Earnings $17.1 B
ROCE                            23.4%
Production volumes 3.9 MOEBD
Resource adds 2.9 BOEB
Proved reserves adds* 2.0 BOEB
Capex $20.7 B
We maintained our industry-leading earnings position, delivered superior returns, and added profitable volumes to our resource base.
* ExxonMobil basis

Ensure operational integrity: best-in-class performance
Identify and selectively pursue the highest-quality
exploration opportunities
Invest in projects that deliver superior returns
Maximize resource value through highest-impact
technologies and integrated solutions
Maximize profitability of existing oil and gas production
Capitalize on growing natural gas and power markets
Upstream Strategies
Consistent execution of our clearly defined strategies delivers superior results.

Unconventional Gas
Arctic
High-quality resources in all
geographic regions
Continued to grow our resource
base through:
• By-the-bit drilling success
• Undeveloped resource capture
• Improved recovery from existing
fields
ExxonMobil has the industry’s largest, high-quality resource base and is well-positioned for profitable future growth.
2009 Resource Base
0
40
80
YE 2009
Conventional
Heavy Oil/Oil Sands
Deepwater
Acid/Sour Gas
Liquefied Natural Gas
BOEB
Resource Base

U.S. Gulf of Mexico
Canada
Horn River
Canada
Athabasca
2009 Resource Base Increase
We added 3.9 BOEB to our resource base from consistent by-the-bit success, undeveloped resource capture, and additional field recovery.
U.S. West Texas
U.S. Marcellus
U.K.
North Caspian
Canada
Hibernia
Angola
Nigeria
Australia
Major 2009 Increases
Heavy Oil/Oil Sands
Unconventional Gas
Conventional
Deepwater
LNG

Norway
Canada
Horn River
Poland
Turkey
Indonesia
Onshore
Indonesia
Offshore
Vietnam
2009 Acreage Acquisition
We acquired material acreage positions across the world in
highly prospective plays.
Heavy Oil/Oil Sands
Unconventional Gas
Conventional
Deepwater
2009 Acreage Captures
Hungary
Canada
Athabasca
U.S. Gulf of Mexico
U.S. Marcellus
Germany

We are executing a major exploration program focused on
high-potential opportunities.
Key Exploration Wells
Planned wells
2010 / 2011
Brazil
Canada Orphan
Australia
Angola
Nigeria
Indonesia
Onshore
Libya
Indonesia
Offshore
Turkey
Philippines
U.S. Eagle Ford
U.S. Gulf of Mexico
Canada
Horn River
U.S. Marcellus
Germany
Poland
Vietnam

2.2 million net acres with exposure to
Pliocene, Miocene, and Paleogene plays
Successful Hadrian discovery
Progressing Julia development planning
Drilling and seismic acquisition program
in 2010
We have made significant discoveries at Hadrian and Julia and have a strong acreage position to provide future growth opportunities.
U.S. – Gulf of Mexico
Houston
New Orleans
Kaskida
Buckskin
Hadrian
Jack
Das Bump
St Malo
Tucker
Julia
Keathley Canyon
Walker Ridge
Amery Terrace
Cascade
Chinnock
Shenandoah
Sigsbee Escarpment
Stones
Diana
Hoover
Great White
Mad Dog
Green Canyon Garden Banks
Tiber
Planned Seismic Data
50 miles
ExxonMobil Acreage Interest
Lucius

Growing acreage position
• 290K gross acres
Cost effective acquisition
Active exploration/appraisal program
• Production testing under way
We have established a material position in this high-quality
U.S. shale gas play.
U.S. – Marcellus

Acquisition cost 40% less
than industry average
Ramping up drilling and
seismic activities
Building infrastructure for
year-round access
We achieved early entry and have established the leading acreage position in this emerging high-potential shale gas basin.
Canada – Horn River

Firebag North acquisition,
extended existing strong position
Potential synergies with Kearl
Attractive acquisition cost
under $0.20/OEB
Active winter exploration program
Successful acquisition of additional oil sands acreage in a world-class resource area.
Canada – Firebag
Firebag North
Firebag
Kearl
6 miles
ExxonMobil / Imperial Oil Acreage

Philippines – Sulu Sea
Successful exploration in frontier basin utilizing our extensive deepwater capabilities.
Successful Dabakan-1 wildcat well
• Encountered hydrocarbons in
multiple reservoir intervals
Multiple prospects remaining to
be drilled
• Additional wildcat well in 2010

We have established a significant acreage position in the Black Sea and have commenced an active deepwater exploration program.
Largest IOC acreage holder
Completed large-scale
seismic surveys
Multiple exploration play tests
planned for 2010/2011
Black Sea Exploration
Turkey
Russia
Georgia
Bulgaria
Romania
Ukraine
ExxonMobil
Acreage
100 miles

Major Project Distribution by Region
Americas
Africa
Asia
Pacific
Russia /
Caspian
Middle
East
Europe
Percent, number of projects
Develop 24 net BOEB, across all
regions and resource types
Industry-leading project management
capabilities
Cost-effective implementation
High-impact technology
Our extensive portfolio of over 130 major projects allows selective investment decisions to deliver superior financial performance.
Major Project Inventory

Delivered eight major start-ups with forecast production of 400 KOEBD net in 2010.
Tyrihans
South Hook
LNG Terminal
Qatargas 2
Train 5
RasGas
Train 6
2009 Project Start-ups
Piceance
Phase 1
Qatargas 2
Train 4
Adriatic LNG
Terminal
Al Khaleej Gas
Phase 2

Our rigorous, high-quality project management processes consistently deliver industry-leading project execution performance.
Unmatched ability to implement
complex projects
Deliver projects faster than
our competitors
Track record of superior cost
and schedule delivery
Project Execution
0
50
100
150
ExxonMobil Operated Operated by Others
115%
106%
Cost Performance
Percent
Variance: actual versus funded (%), '05 to '09 start-ups

Twelve major project start-ups planned between 2010 and 2012.
Arctic
Sakhalin-1
Odoptu
Deepwater
Pazflor
LNG
RasGas Train 7
Deepwater
Kizomba Satellites
Conventional
Kipper / Tuna
LNG
Golden Pass Terminal
Oil Sands
Kearl Phase 1
Near-Term Project Start-Ups
Conventional
Nigeria Satellites Ph 1

0.0
0.4
0.8
1.2
1.6
'09 '10 '11 '12 '13 '14 '15
Major Project Production Outlook
Significant long-plateau production contribution from our major projects supports our long-term growth.
Over 1.5 MOEBD added by 2015
80% long-plateau volumes
Long-term growth supported by
diverse portfolio
Major Project Production Outlook
Other Flowstreams
MOEBD, net
QG 2 Train 4 & 5, RG Train 6, AKG Ph 2
RG Train 7, Kearl Ph 1
Kashagan Ph 1
Syncrude Aurora Nth
Long-Plateau
PNG LNG
Kearl Ph 2
Gorgon Jansz

The efficient development of Kearl, coupled with the highest-quality resource, delivers the lowest-cost oil sands development.
Highest -quality oil sands resource
Proprietary bitumen treatment
technology, upgrader not required
Increased Phase 1 plateau
production outlook to 140 KBD
Canada – Kearl Oil Sands Project
Mining
Treatment
Oil Sands
Diluted
Bitumen
Market
KOEBD, net
0
100
200
300
400
30 Years
2012 - Phase 1
Phase 3
Phase 2
Production

High-quality 9 TCF gross resource
Two-train 6.6 MTA LNG plant
Secured long-term SPAs
Anticipate start-up in 2014
We will develop the PNG LNG project utilizing our global LNG experience, and grow our presence in the attractive Asia Pacific gas market.
Papua New Guinea – PNG LNG Project

Achieved early oil start-up in August
2009, 20 KBD capacity
Full field development to deliver 165
KBD
Evaluating gas commercialization
We are progressing full field development of this significant conventional oil project in Indonesia.
Indonesia – Banyu Urip Project

Delivering advantaged technologies across our business and progressing significant breakthrough research.
Recently commercialized breakthrough technologies delivering benefits
Developing high-reward technologies for the future
Imaging Oil Shale Extraction Drilling
Upstream Research and Development
Flow Assurance Improved Recovery
Exploration Development Production

Reservoir management best practices
applied globally
Technology application
• Reservoir characterization
• Improved reservoir recovery
• Efficient development and
operation
Global opportunity prioritization
delivering profitable volumes
Proven track record of maximizing recovery through accurate resource characterization and efficient ongoing development.
Resource Recovery
Subsurface
Characterization

Abu Dhabi – Upper Zakum
Pursuing innovative development
approach
• Artificial islands
• Extended-reach drilling
• Targeted well completions
ExxonMobil Technology Center
established, co-located with the
operating organization
Applying high-impact technology and cost effective design to maximize recovery from one of the world’s largest oil fields.

Iraq – West Qurna-1
Signed agreement in January 2010
• Effective date March 1, 2010
Completed initial production tests
Leveraging global experience to
achieve significant production ramp-
up
ExxonMobil is well-positioned to redevelop this field to achieve its maximum potential.
Iraq
West Qurna-1

0
5
10
15
20
25
2009
0
5
10
15
20
25
2009
Pursuit of quality exploration
opportunities
Disciplined project investment
Selective investment in
existing operations to add value
ExxonMobil’s financial strength allows ongoing investment in our portfolio, positioning us for future growth.
Capital Spending
$ B
Upstream Capex
Exploration
Major New Projects
Existing Operations

Standardize
Integrate
Operate and Maintain
Plan and Execute
-
Global best practice deployment delivers superior reliability and life cycle cost performance.
Achieving superior reliability
• Operated uptime 2% higher than
assets operated-by-others
Relentless focus on cost management
• Efficiency identification and capture
• Market savings capture
Deployment of global best practices
to new start-ups
Operational Excellence

0
1
2
3
4
5
'09 '10 '11 '12 '13
Production Outlook
Production outlook delivered by strong base performance, high-quality projects, and new resource potential.
0
1
2
3
4
5
'09 '10 '11 '12 '13
Total Production Outlook
MOEBD, net
Project Volumes
Base Production
New Resource Additions
Conventional Flow Streams
Long-Plateau
New Resource Additions
MOEBD, net

2009 Gas Marketing Activities
New SPA’s
Sales Start -ups
Project Milestones
Major 2009 Activities
Alaska Pipeline Project
Piceance Ph 1
South Hook
Terminal
Adriatic LNG
Terminal
PetroChina,
Sinopec
Petronet
Tepco,
Osaka Gas
CPC
Gorgon Jansz
Qatar Mega - Trains,
Al Khaleej Ph 2
Nigeria Domestic
Power Plant Feed
PNG LNG
We leveraged our global gas marketing footprint to commercialize our natural gas resources.

Significant gas portfolio of quality operations and advantaged projects, spans all major markets, resource types, and contract structures.
Projected Gas Sales Portfolio
69 TCF proved gas reserves*
Diverse global portfolio
Range of contracts ensures
market access optionality
Advantaged developments will
secure future markets
Gas Marketing Position
Gas-Indexed Oil-Indexed
Flexible Other
2010 ExxonMobil-Interest
* ExxonMobil basis

Reserves Replacement
* Reserves based on SEC pricing bases, includes oil sands and equity companies; excludes asset sales.
** Costs incurred in property acquisition & exploration plus development activities, divided by proved oil-equivalent reserves additions, including purchases. Competitor data estimated on a consistent basis with ExxonMobil, and based on public information.
ExxonMobil consistently replaces more reserves than we produce, at a lower cost than competitors.
Reserves Replacement Cost**
$ per OEB, '05-'08 Average
Reserves Replacement Ratio*
Percent, '05-'08 Average
0
50
100
150
XOM BP RDS CVX
0
5
10
15
20
XOM BP RDS CVX

Mature contracting strategies
• Capturing savings
• Mitigated market impact
Underpinned by operational
excellence and disciplined
approach
We have effectively mitigated cost growth through the business cycle, delivering superior cost management.
Cost Management
100
120
140
160
180
200
'04 '05 '06 '07 '08
Total Costs per OEB*
CVX
RDS
BP
XOM
Indexed
* Upstream technical costs normalized using 10-K/20-F information; 2009 competitor data not yet available.

Significantly enhanced share value
over 5-year period
Annual average per share increase:
• Production 6%
• Reserves 8%**
Underpinned by superior and
consistent reserves replacement
Delivered best production growth per share versus competition.
Growth per Share
90
100
110
120
130
'05 '06 '07 '08 '09
Production per Share
Indexed*
CVX
BP
XOM
RDS
*    Competitor data estimated on a consistent basis with ExxonMobil, and based on public information.
**   Reserves based on SEC pricing bases, including oil sands and equity companies; 2008 reserves data used for competitors as 2009 data not yet available

* Competitor data estimated on a consistent basis with ExxonMobil, and based on public information
Strength of portfolio
Benefit of disciplined approach
Delivered over $2/BBL above
nearest competitor over 5-year
period
Earnings per Barrel
Underlying profitability of portfolio continues to ensure industry-leading earnings per barrel.
0
4
8
12
16
20
XOM CVX RDS BP
Earnings per Barrel*
$ per OEB
2009
'05-'09, average

* Competitor data estimated on a consistent basis with ExxonMobil, and based on public information
Our disciplined approach continues to deliver industry-leading returns through business cycles.
2009 ROCE 23%
Maintained consistent leadership
position
Underpinned by strong earnings
and disciplined capital investment
Upstream Return on Capital Employed
0
10
20
30
40
50
60
'05 '06 '07 '08 '09
Return on Average Capital Employed*
Percent
BP
RDS
XOM
CVX

56 ExxonMobil is a significant LNG producer with a strong global position. LNG Adriatic LNG Terminal, Italy

57 Our active exploration is building a leading global unconventional gas portfolio, and we are leveraging our technology to maximize asset value. Unconventional Gas Horn River Basin, Canada

Controlled Freeze Zone technology has the potential to commercialize additional sour gas resources and assist meeting the global GHG challenge.
Acid/Sour Gas
Controlled Freeze Zone™
Demonstration Plant, Wyoming, U.S.
TM

59 We are well-placed to deliver our portfolio of projects, applying our experience and proprietary technology in this challenging environment. Arctic Sakhalin-1 Odoptu, Russia

60 We have extensive oil sands experience and a high-quality project portfolio. Heavy Oil / Oil Sands Cold Lake, Alberta, Canada

61 Our industry-leading deepwater development capabilities will be deployed to commercialize discoveries from our active exploration program. Deepwater Kizomba C Mondo FPSO, Angola

62 Our attractive conventional assets are developed efficiently to maximize value, with best practices leveraged globally. Conventional Jerneh B, Malaysia

Largest, highest-quality opportunity portfolio
Successfully growing the portfolio
Lowest life-cycle cost, exploration to production
Proprietary suite of industry-leading technologies
Uniquely positioned for attractive growth
Upstream Summary
ExxonMobil is well-positioned to continue to deliver superior value to our shareholders.

Downstream Overview Don Humphreys Senior Vice President Mike Dolan Senior Vice President 64

65 ExxonMobil delivers industry-leading Downstream ROCE. 2009 Downstream Highlights Earnings $ 1.8 B ROCE 7 % Refinery Throughput 5.4 MBD Petroleum Product Sales 6.4 MBD Capex $3.2 B

0
10
20
30
40
50
60
'05 '10 '15 '20 '25 '30
Downstream Industry Environment
Transportation Energy Demand
MOEBD
OECD
Non-OECD
Source: ExxonMobil Outlook for Energy: A View to 2030
Long-term demand growth driven by
developing countries
Investments in new capacity
impacting supply / demand balances
Significant regulatory pressures
continue
Long-term demand is expected to increase, but the current business environment remains very challenging.

Downstream Strategies
Maintain best-in-class operations, in all respects
Provide quality, valued products and services to our customers
Lead industry in efficiency and effectiveness
Capitalize on integration with other ExxonMobil businesses
Selectively invest for resilient, advantaged returns
Maximize value from leading-edge technologies
Consistent strategies drive our performance in both high- and low-margin periods.

Downstream Strengths
Our Downstream strengths provide long-term competitive advantage.
Technology Leadership
Integration
Capital Discipline
Global Functional
Organization
Operational Excellence
Efficiency

Downstream Business Overview
Refining & Supply Fuels Marketing Lubricants & Specialties
Global refiner
Highly integrated sites
Diesel & cogen investments
6.3 MBD refining capacity
Diverse portfolio
U.S. retail transition
Robust B2B businesses
28,000 retail sites
Global brands
Synthetic technology
Growth opportunities
30 blend plants
The ExxonMobil global Downstream portfolio is robust and includes unique integration synergies.

Diverse sales channels provide secure, ratable, and profitable outlets for our refineries.
Access to broad spectrum of
customer channels
Global systems, work processes,
and best practices
Integrated Business Teams drive
highest -value outlets
Global Fuels Marketing Sales
Aviation
Marine
Retail
Industrial and
Wholesale
48%
8%
7%
37%
Fuels Marketing

Operating Expense
Global resources drive lower
operating expenses
• Functional organization
• Systems
• Processes
Continuous focus on optimizing
productivity
Global solutions enhance ability to
meet customer needs
Indexed
ExxonMobil’s competitive cost advantage is captured by global solutions.
85
90
95
100
'05 '06 '07 '08 '09
Operating Cost Efficiency – Fuels Marketing

Average Capital Employed
Indexed
Productivity (Sales/Avg. Capital Employed)
Indexed
Asset optimization initiatives and productivity increases underpin improved results.
0
20
40
60
80
100
'05 '06 '07 '08 '09
0
50
100
150
'05 '06 '07 '08 '09
Focusing on long-term,
sustainable growth areas
High-grading assets and selectively
investing in attractive opportunities
Capital Productivity – Fuels Marketing

Select Market Investments
Efficient global
business models
Product Technology Basestock Manufacturing
Well-positioned to
capture value growth
Integration advantages
• Refining
• Chemical
Our Lubricants & Specialties business adds value by leveraging integration, technology, and brands.
Lubricants & Specialties

Source: ExxonMobil estimates based on available industry data and public information; YE 2009
Market leader in high-value synthetic lubes
Legacy of technology leadership
Global and reliable distribution network
Globally recognized brands and leading-edge technology deliver value to our customers.
Synthetic Market Share
Percent
0
5
10
15
XOM BP RDS CVX
Brands and Technology – Lubricants & Specialties

-60
-40
-20
0
'05 '07 '09
Operational excellence
Optimized asset base
Consistent global processes
Productive world-class workforce
Operating Efficiencies
Number, Percent Change
Our focus on operating efficiencies drives long-term competitive advantage.
Products
Blend Plants
Order Centers
Operating Efficiency – Lubricants & Specialties

0
10
20
30
40
ExxonMobil Industry
0
10
20
30
40
ExxonMobil Industry
Synthetic Lubricants Sales Growth
Percent Change versus 2005
Source: ExxonMobil estimates based on available industry data and public information
* Passenger, commercial, and industrial finished lubricants
Developing Markets Sales Growth*
Percent Change versus 2005
Equipment builder relationships
Efficient business models
Technology and brand leadership
Superior growth
Growing high-value opportunities faster than industry drives our strong performance.
Growth – Lubricants & Specialties

100
150
200
250
XOM BP RDS Industry
Average
Average Refinery Size
KBD
Refineries 60% larger than industry*
• Most conversion capacity
•
High -performing assets
• Efficient and cost effective
• Disciplined operations
• Proven project management skills
Refining & Supply
Largest lube basestock capacity
ExxonMobil is the largest global refiner and has a scale advantage.
Source: Equity share capacity calculated on consistent basis using public information; YE 2009
* ExxonMobil average global refinery distillation capacity compared to industry

Integration with Chemicals or Lubes
Percent
Integrated molecular optimization
Higher-value products
Common site management, utilities,
and infrastructure
Our integration with Chemicals or Lubes reduces costs and
increases margins.
25
50
75
XOM RDS Industry BP
Integration – Refining & Supply
Source: Calculated on consistent basis using public information; YE 2009

Challenged Crudes*
Throughput, Indexed
* Crudes discounted in market due to properties that make them challenging to process
Lower-cost feedstocks
improve margins
Technology advantages
•
Virtual molecular assays
•
Expanding feed flexibility
Processing 2X industry average
•
Increasing capability
•
Global real-time data sharing
ExxonMobil improves margins by processing raw materials sold at a discount in the market.
80
100
120
140
160
'04 '05 '06 '07 '08 '09
Feed Flexibility – Refining & Supply

90
100
110
120
130
'04 '06 '08 '09
Source: Solomon Associates fuels refining benchmarking data through '08 available on even years; data at constant foreign exchange rates and energy prices; ExxonMobil estimate for '09; Data indexed to ExxonMobil ('04)
Unit Cash Operating Expense
Indexed
ExxonMobil
Industry
Maintaining cost leadership
•
Global circuit average in
top quartile
Leveraging scale and integration
Focusing on efficiency capture
We continue to increase our cost advantage over the industry.
Operating Cost Efficiency – Refining & Supply

95
100
105
110
'04 '06 '08 '09
Source: Solomon Associates fuels refining benchmarking data through '08 available on even years;
ExxonMobil estimate for '09; Data indexed to ExxonMobil ('04)
Energy Intensity
ExxonMobil
Cogeneration investments
Global Energy Management System
Energy saving investments
worldwide
Our energy efficiency initiatives improve our competitive advantage.
Indexed
Industry
Energy Efficiency
– Refining & Supply

75
100
125
150
'04 '06 '08 '09
Personnel
Indexed
ExxonMobil
Industry
Our scale, global processes, and talented workforce drive superior productivity.
High-quality workforce
Extensive automation
Global support / networks
Standardized, state-of-the-art training
Source: Solomon Associates fuels refining benchmarking data through '08 available on even years;
ExxonMobil estimate for '09; Data indexed to ExxonMobil ('04)
Personnel Efficiency
– Refining & Supply

Legacy of technology leadership
Near-term technologies include:
• Advanced catalysts and processes
• Heavy oil characterization and conversion
• Energy efficiency / management
Longer-term opportunities include:
• Gasification
• On-board hydrogen generation
• Second generation biofuels (algae)
ExxonMobil continues to build on our Downstream technology leadership to help provide the energy solutions the world needs today and for the future.
Downstream Technology Leadership

Downstream Portfolio Management
Average Capital Employed
$B
20
25
30
'99 '04 '09
We actively manage our capital employed through all parts of the business cycle.
Disciplined capital management
Robust portfolio management
processes
Significant portfolio activities*
• 10 refineries
• 5,000 miles of pipeline assets
• 140 product terminals
• 40 lube oil blend plants
• 20,000 retail sites
* Asset management activities, reductions YE 1999 – 2009

0
10
20
30
40
'00 '02 '04 '06 '08 '09
Proven business strategies
Leveraging corporate strengths
Well-managed portfolio
*  Competitor data estimated on a consistent basis with ExxonMobil, and based on public information
** BP, RDS and CVX
ExxonMobil
Percent
Return on Average Capital Employed*
Average
Average
Competition**
Operational excellence and capital discipline deliver advantaged returns for our shareholders.
Downstream Return on Capital Employed

Chemical Overview Mike Dolan Senior Vice President 86

One of the three largest chemical
companies in the world
Earnings $2.3 B
ROCE 13.9%
Sales volume 24.8 MT
Capex $3.1 B
ExxonMobil Chemical financial performance exceeded our major chemical competitors.
2009 Chemical Highlights

-3
0
3
6
9
12
'95 '00 '05 '10 '15
Global Demand
Global demand growth above GDP
Driven by penetration into new
markets and material substitution
• Significant sustainability benefits
Asia Pacific 60% of future growth
Our products feed a wide range of growing markets and applications.
Commodities Demand and Global GDP
Year-on-Year Change
Percent
* ExxonMobil estimates; Includes Polyethylene, Polypropylene, and Paraxylene
Chemical Commodity Demand*
Global GDP

0
50
100
150
200
250
'90 '95 '00 '05
75
80
85
90
95
* ExxonMobil estimates; Includes Polyethylene, Polypropylene, and Paraxylene
Chemical Industry
Industry recovering from
weak demand
Additional capacity coming
on stream
Near -term margins weakened
Chemical industry capacity utilization and margins are cyclical.
Key Chemical Commodity Trends*
Nominal Margin
Indexed
Capacity Utilization
Percent
Capacity Utilization
Margin
'09

Chemical Strategies
Unique portfolio of global businesses
Integration across ExxonMobil operations
Relentless focus on operational excellence
Disciplined investment in advantaged projects
Technology leadership
The consistent execution of our strategies over multiple business cycles is the foundation of our financial return leadership among our competitors.

0
1
2
3
4
5
'00 '01 '02 '03 '04 '05 '06 '07 '08 '09
Business Portfolio
Commodities capture upside
earnings potential at peak of cycle
Specialties provide stable
earnings base
Over 90% of our businesses have a
#1 or #2 global market position
Our portfolio captures the benefits of scale from commodities while maximizing the value of specialties.
Earnings
$ B
Commodity
Specialty

Integration and Feed Flexibility
Our ability to extract value from integration is a competitive advantage.
Crude and
Feedstocks
Commodities
and Specialties
Molecules upgraded to highest value
Assets with unparalleled feed flexibility
Shared facilities / best practices
Refinery
Chemical Plant

Operational Excellence
80
100
120
140
'03 '05 '07
90
95
100
105
'03 '05 '07
Continuous improvement across
business cycles
Operating Costs*
North America Steam Cracker Fixed Costs, Indexed
ExxonMobil
Industry
Energy Intensity*
Global Steam Cracker Energy Intensity, Indexed
ExxonMobil
Industry
Global functional organization
leverages best practices
Source: Solomon Associates
Our relentless focus on operational excellence in all aspects of our business creates a competitive advantage.
* Only odd-year Solomon data available '03 – '07; Data indexed to ExxonMobil ('03)

0
2
4
6
XOM RDS TOT CVX DOW
Asia Pacific Growth
We have been a key supplier in Asia Pacific and are increasing our capacity to meet future demand growth.
Asia Pacific / Middle East Capacity
Ethylene & Paraxylene
Million Metric Tons
Asia Pacific 60% of future growth
Middle East exports strategic to
support Asia Pacific growth
Fujian start-up in 2009
Existing
Announced
Source: Chemical Market Associates, Incorporated

Advantaged Growth Projects
Our major investments maximize returns through a unique combination of advantaged feeds, lower-cost processes, and premium products.
Lower-Cost
Processes
Premium
Products
Advantaged
Feeds
Singapore
Expansion
Significant feed
flexibility
Qatar
Petrochemical
Complex
Ethane
Saudi
Elastomers
Ethane TPE / TPO
Butyl Rubber
Metallocene
Polyethylene
Elastomers
Metallocene
Polyethylene
Proprietary
Technology
Scale
Proprietary
Technology
Scale
Proprietary
Technology
Scale

Chemical Technology
Advantaged feeds
• High level of feed flexibility
Lower-cost manufacturing processes
• Advanced processes and catalysts
• Improved energy efficiency and reliability
Premium products
• Innovative, higher-value products
Development and deployment of industry-leading chemical technology provide a competitive advantage.

0
10
20
30
40
'95 '97 '99 '01 '03 '05 '07 '09
Chemical Return on Capital Employed
Consistent strategy execution
Unique scale and integration
Unmatched financial performance
ExxonMobil Chemical has outperformed our major competitors across the last cycle.
Return on Average Capital Employed*
Percent
ExxonMobil
Major Competitors**
Average
Average
*   Competitor data estimated on a consistent basis with ExxonMobil, and based on public information
**  BP (through '04), RDS (through '08), CVX, Dow Chemical

Summary
Businesses optimized together
to maximize shareholder value
Combined 2002 – 2009
average annual results
• $8.8B earnings
• 22% ROCE
ExxonMobil has unequaled performance across the Downstream and
Chemical platforms.
*
**
***
Return on Average Capital Employed*
2002 - 2009
Percent
0
5
10
15
20
25
XOM XOM
Downstream Chemical
Competitor
Average**
Competitor
Average***
Competitor data estimated on a consistent basis with ExxonMobil, and based on public information
BP, RDS, CVX
BP (through '04), RDS (through '08), CVX, Dow Chemical
Industry-leading integration

Summary Rex Tillerson Chairman and CEO 99

100 Proven Business Model ExxonMobil’s business model delivers superior results and provides a unique, competitive advantage.

101 Risk Management Financial Geopolitical Environmental Technology We manage risk with well-developed processes and Board oversight.

-2
0
2
4
6
8
10
12
14
20 years 10 years 5 years
* RDS, CVX and BP
Percent
Annualized Shareholder Returns
Shareholder Value
Financial results and stock market returns are best viewed over a longer time-frame, consistent with our investment horizon.
ExxonMobil
Competitor Average*
S&P 500

ExxonMobil
Industry-leading portfolio of businesses and assets
Disciplined and consistent approach across the business
Commitment to technology leadership
Superior financial flexibility
Relentless focus on maximizing long-term value
Uniquely well-positioned for the future
ExxonMobil is strong, resilient, and well-positioned for continued success.

XTO Energy Transaction – Strategic Incentives
The agreement between ExxonMobil and XTO Energy will provide long-term benefits to shareholders in both companies.
Outstanding resource base
Extensive unconventional technical capabilities
and operating expertise
Complements ExxonMobil’s strengths
Significant long-term growth potential
Creation of a premier, global unconventional resource
organization
Sustainable, long-term value creation

105 XTO Energy Transaction – Status Update The regulatory clearance process is proceeding as planned. Proxy Shareholder approval Regulatory clearance Timing